                                                                  Exhibit 10.283

              REISTERSTOWN PLAZA ASSOCIATES, LLC AND RRP HECHT, LLC


July 30, 2004


Bear Stearns Commercial Mortgage, Inc.
383 Madison Avenue
New York, New York 10179
Attention: J. Christopher Hoeffel

       Re: Mortgage Loan (the "Loan") of $49,650,000 by Bear Stearns Commercial Mortgage, Inc. to INLAND REISTERSTOWN SPE I, L.L.C. and INLAND REISTERSTOWN SPE II, L.L.C., each a Delaware limited liability company (together, "Borrower")

Ladies and Gentlemen:

       Reference is hereby made to that certain Loan Agreement (the "Loan Agreement") executed as of the date hereof by each Borrower, each of the undersigned (together as "Grantor") and Bear Stearns Commercial Mortgage, Inc., a New York corporation ("Lender"), which Loan Agreement describes the Loan, which is secured by the Limited Guaranty (defined therein), which in turn in secured by the Mortgage (defined therein) encumbering certain real property described therein (the "Property"). All capitalized terms not defined herein shall have the meanings ascribed to them in the Loan Agreement.

       Grantor and Lender acknowledge that as of the date hereof each of the tenants listed on EXHIBIT A hereto (each, a "Tenant", collectively, the "Tenants") has not (a) taken occupancy of their respective premises, (b) opened for business therein, or (c) begun paying full contractual rent without any right of offset or rent credit. In addition, the Tenant identified as Baltimore County Community College has not executed a lease as of the date hereof.

       In light of the foregoing, Grantor and Lender agree that Grantor shall escrow with Lender or its designee on the date hereof the sum set forth on EXHIBIT A as additional security for the Loan. Lender shall deposit said sum in an interest-bearing escrow account (said sum and all other funds in such escrow account are referred to collectively as the "Occupancy Escrow"). The Occupancy Escrow shall not constitute a trust fund and may be commingled with other monies held by Lender. Grantor shall be entitled to any interest earned on the Occupancy Escrow, but Lender shall not be deemed to guaranty any minimum rate of return. Notwithstanding the foregoing, the Occupancy Escrow related to Baltimore County Community College shall be reduced to $262,150 upon delivery to Lender of a fully-executed lease reflecting net effective rent of not less than

$_______ per year for a term of not less than ___ years, and otherwise acceptable to Lender in its reasonable discretion.

       Grantor may satisfy its obligations to maintain the Occupancy Escrow by furnishing to Lender one or more Letter(s) of Credit in the amount of the required Occupancy Escrow. A "Letter of Credit" shall mean a transferable, clean, irrevocable, unconditional standby letter of credit in form and substance satisfactory to Lender in its sole discretion; (a) issued by a commercial bank (the "Issuing Bank") having a rating of "A2" by Moody's and "AA" by S&P (or its equivalent) or better as determined by any two independent Rating Agencies, (b) payable upon presentation of a sight draft only to the order of Lender at the principal office of the Issuing Bank; (c) having an initial expiration date not earlier than one (1) year from the date of its issuance; (d) having automatically renewable periods of not less than one (1) year; (e) providing for multiple draws; (f) the account party for which a letter of credit is issued shall be a party other than Grantor or any of the other parties required by Lender to be special purpose entities in connection with the Loan; (g) the reimbursement obligations for which letter of credit are not secured by the
Property: (h) for which the Issuing Bank shall be obligated to deliver to Lender thirty (30) days' prior written notice of the expiration of any Letter of Credit to the extent that any such Letter of Credit is not renewed and (i) for which the Grantor shall pay to the Issuing Bank all actual fees and charges of Issuing Bank with respect to the extension or transfer of, or draws upon, any Letter of Credit prior to such extension, transfer or draw. The Letter(s) of Credit shall be drawn in the same manner as if they were the applicable Holdback for the applicable Tenant. In addition, (1) in the event of an Event of Default, the Letter of Credit may be drawn by the Lender immediately and the proceeds may be applied by Lender to the Note or any other obligations of the Grantor in Lender's sole discretion, and (2) upon the occurrence of a Draw Event (as defined below), the Letter of Credit may be drawn by Lender and Lender shall hold the proceeds thereof as part of the Occupancy Escrow. For purposes hereof, the following shall constitute a "DRAW EVENT": (a) if Lender has received a notice from the Issuing Bank that the Letter of Credit will not be renewed and a substitute Letter of Credit is not provided at least thirty (30) days prior to the date on which the Letter of Credit is scheduled to expire; and (b) if Lender has delivered to Grantor written notice that Lender has determined that the Issuing Bank no longer is a qualified Issuing Bank, and Grantor has failed to deliver to Lender a substitute Letter of Credit from a qualified Issuing Bank within thirty (30) days after such notice.

       Lender or its designee will disburse to Grantor the funds in the Occupancy Escrow (or return to Grantor the applicable Letter of Credit) allocated to each applicable Tenant provided that (i) no Event of Default or an event which, with notice, the passage of time, or both would constitute an Event of Default under the Note, the Mortgage or the other Loan Documents shall have occurred and (ii) Grantor satisfies the following conditions (the "Conditions"):

       1. Grantor shall have provided Lender with its written request for the disbursement of the Occupancy Escrow, or any portion thereof applicable to a Tenant.

       2. Grantor shall use commercially reasonable efforts to deliver to Lender an estoppel letter from each Tenant to which a disbursement request pertains. If Grantor cannot obtain such an estoppel from such Tenant and provided that no Event of Default then exists, Grantor may, in lieu thereof, deliver to Lender a Grantor estoppel letter. All estoppel letters delivered shall be acceptable to Lender in form and substance and shall confirm, among other things, that:

                     a.     such Tenant's lease is in full force and effect;

                     b. neither Grantor nor such Tenant, as the case may be, is in default under such Tenant's Lease;

                     c. such Tenant has taken occupancy of, and is open for business in its premises pursuant to its lease;

                     d. such Tenant has commenced the payment of full contractual rent due under its lease, without any right of abatement, offset, free rent or rent credit; and

                     e. Grantor has no further obligations to such Tenant, including reimbursement obligations, with respect to the delivery, construction or occupancy of its premises.

       In the event that either Tenant fails to (a) take occupancy of, (b) open for business in, and (c) begin paying full contractual rent without any right to offset or rent credit with respect to its leased space at the Property on or before November 1, 2004, Grantor, as landlord, and Inland Western Retail Real Estate Trust, Inc., as tenant, shall execute a master lease acceptable to Lender for such Tenant's space on terms and provisions identical to the terms and provisions of the lease executed by such Tenant. Inland Western Retail Real Estate Trust, Inc. executes this agreement evidence its agreement with the foregoing.

          [THE BALANCE OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

       This letter agreement shall constitute a Loan Document, as that term is used in the Loan Agreement.

                                Very truly yours,

                                INLAND REISTERSTOWN SPE I, a Delaware
                                   limited liability company

                                   By:  Reisterstown Plaza Associates, LLC, a
                                        Maryland limited liability company, its
                                        sole member

                                     By:  Reisterstown Plaza Holdings, LLC, a
                                          Maryland limited liability company,
                                          its sole member

                                       By:  Inland Reisterstown HC, L.L.C., a
                                            Delaware limited liability company,
                                            its sole manager

                                         By:  Inland Western Retail Real Estate
                                              Trust, Inc., a Maryland
                                              corporation, its sole member


                                                 By:  /s/ Debra A Palmer
                                                      ------------------
                                                      Name: Debra A Palmer
                                                      Title: Assistant Secretary


[Signatures continued on next page]

                                INLAND REISTERSTOWN SPE II, a Delaware
                                   limited liability company

                                   By:  RRP Hecht, LLC, a Maryland limited
                                        liability company, its sole member

                                     By:  Reisterstown Plaza Holdings, LLC, a
                                          Maryland limited liability company,
                                          its sole member

                                       By:  Inland Reisterstown HC, L.L.C,, a
                                            Delaware limited liability company,
                                            its sole manager

                                         By:  Inland Western Retail Real Estate
                                              Trust, Inc., a Maryland
                                              corporation, its sole member

                                                 By:  /s/ Debra A Palmer
                                                      ------------------
                                                      Name: Debra A Palmer
                                                      Title: Assistant Secretary

                                   INLAND WESTERN RETAIL REAL ESTATE
                                   TRUST, INC., a Maryland corporation


                                   By:  /s/ Debra A Palmer
                                        ------------------
                                        Name: Debra A Palmer
                                        Title: Assistant Secretary


[Lender signature on next page]

AGREED AND ACCEPTED THIS

30TH DAY OF JULY, 2004


BEAR STEARNS COMMERCIAL
MORTGAGE, INC., a New York corporation


By:
      -------------------------
      Name:
      Managing Director

                                    EXHIBIT A

              Tenant                  Applicable Occupancy Escrow
              ------                  ---------------------------
          Modell's                             $   253,400.00
          Baltimore County                     $ 2,250,000.00
          Community College
             Total                             $ 2,503,400.00